[The American Funds Group(r)]

AMERICAN BALANCED FUND

ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1999

[cover:  illustration of evergreen trees in a meadow]


[Begin sidebar]
American Balanced Fund(r) seeks conservation of capital, current income, and long-term growth of both capital and income by investing in stocks and fixed-income securities. It is managed as though it constituted the complete investment program of the prudent investor.

American Balanced Fund is one of 29 mutual funds in The American Funds Group(r), the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.
[End sidebar]


AMERICAN BALANCED FUND RESULTS OVER THE PAST 24 YEARS*

           Value of         Income        Total
           Principal        Return        Return(+)

1976       +20.0%           +6.0%         +26.0%
1977       -4.5             +5.2          +0.7
1978       +0.6             +5.6          +6.2
1979       +1.6             +6.0          +7.6
1980       +7.1             +7.3          +14.4
1981       -3.5             +7.9          +4.4
1982       +20.8            +8.6          +29.4
1983       +8.4             +7.7          +16.1
1984       +2.2             +7.2          +9.4
1985       +22.3            +6.8          +29.1
1986       +10.9            +6.0          +16.9
1987       -2.4             +6.4          +4.0
1988       +6.6             +6.3          +12.9
1989       +15.0            +6.5          +21.5
1990       -7.3             +5.7          -1.6
1991       +18.6            +6.1          +24.7
1992       +4.4             +5.1          +9.5
1993       +6.3             +5.0          +11.3
1994       -4.2             +4.5          +0.3
1995       +22.4            +4.7          +27.1
1996       +9.2             +4.0          +13.2
1997       +17.1            +3.9          +21.0
1998       +7.5             +3.6          +11.1
1999       -0.1             +3.6          +3.5

Average annual compound
return for 24 full calendar years:  +12.9%

*Full calendar years since Capital Research and Management Company became the fund's investment adviser on July 26, 1975.

(+)Total return measures capital appreciation and income return, which includes reinvestment of dividends and capital gain distributions.

Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of January 31, 2000, calculated in accordance with the Securities and Exchange Commission formula, was 3.68%.

FIGURES SHOWN ARE PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

[Begin caption]
On our cover: Trees line
a canola field on the
northern plains.
[End caption]




FELLOW SHAREHOLDERS:

The U.S. stock market continued to produce extraordinary returns in 1999 while bonds reversed their recent trend and lost ground. In this mixed environment, American Balanced Fund earned a total return of 3.5%. The fund's results assume reinvestment of income dividends totaling 56 cents a share and $1.30 a share in capital gain distributions. The fund trailed the Lipper Balanced Funds Index, which rose 9.0%. Stocks, as measured by Standard & Poor's 500 Composite Index, had a total return of 21.0%. It was the fifth consecutive year that the S&P index had gained more than 20% with distributions reinvested, an unprecedented event. U.S. investment-grade bonds, as measured by the Lehman Brothers Aggregate Bond Index, had a return of -0.8%. All indexes are unmanaged.

What these results do not reflect is the strong contrast of returns from various kinds of stocks. Although the S&P 500 rose strongly, the stock market's rising tide has not lifted all boats. We noted last year that the market's gains had come from an increasingly narrow base, and this trend continued even more strongly in 1999. The S&P's 21% rise during 1999 was accounted for by just 30 stocks, with only 14 companies accounting for two-thirds of the gain. Indeed, 51% of the stocks in the index for the whole year actually lost value.

The S&P 500's rise in 1999 has been driven primarily by gains in technology stocks. Without those gains the index would have risen only 7%. American Balanced Fund owns some stocks that benefited from that sector's strength, including Nokia, the Finnish telecommunications company, and Corning, which has gained from growing demand for fiber optic cable. It would be easy to say, in retrospect, that the fund should have owned more technology stocks. At the same time we observe what can only be termed rampant speculation in some areas, with Internet stocks being only the most obvious example. In the past, when stocks' values have been based on hopes and dreams rather than sales and earnings, disappointment has typically followed. With that in mind, we have limited our exposure to some of the market's most highly valued sectors. This hurt the relative results of the fund in 1999 and will continue to do so as long as this speculative environment continues.

[Begin sidebar]
HOW AMERICAN BALANCED FUND HAS FARED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY AS INVESTMENT ADVISER

Since the fund invests in both stocks and bonds, its results should be weighed against a combination of stock and bond indexes.

                                                         Average
                                        Cumulative       Annual
                                        Total            Compound
For the Period 7/26/75-12/31/99         Return           Return
AMERICAN BALANCED FUND                  +1,841.9%        +12.9%

Standard & Poor's 500 Stock             +3,880.1         +16.3
Composite Index

Lehman Brothers Aggregate Bond          +780.3           +9.3
Index*

Consumer Price Index                    +210.5           +4.7


Figures are based on the assumption that all distributions were reinvested.

*The Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period July 31, 1975, to December 31, 1975, Lehman Brothers Government/Corporate Bond Index results were used. The Lehman Brothers indexes are based on July 31, 1975, index value. All indexes are unmanaged.
[End sidebar]


ATTENTION TO RISK

The prospectus states that the fund is managed as if it "constituted the complete investment program of the prudent investor." With that in mind, the portfolio is structured with an eye to diversification, preservation of principal and long-term results. This approach has proved rewarding over time. In the 24 full calendar years since 1975, when Capital Research assumed management of American Balanced Fund, the fund has had an average annual compound return of 12.9% and experienced only one year with a negative return.

While the fund's limited exposure to technology stocks hurt its relative results, the oil sector, the fund's largest industry holding throughout the year, had a good year as rising oil prices boosted prices of oil stocks. Our investments in basic materials also did well. We had limited exposure in 1999 to two of the weakest areas of the market - banking and health care. Toward year-end, as bank stock valuations became attractive, we increased our exposure to banks slightly.

BONDS FARED POORLY

The past year saw inflation fears increase and interest rates rise. The U.S. economy continued its strong growth, labor markets tightened and the price of oil rose sharply. There was concern that commodity prices would move up and competition for workers would push wages higher, touching off a wage-price spiral. To nip inflation in the bud, the Federal Reserve Board nudged up the federal funds rate - the rate banks charge each other for overnight loans - three times during the second half of 1999. As a result, yields rose across the fixed-income spectrum. The yield on 10-year U.S. Treasury bonds, for example, rose over the course of the year from 4.6% to just below 6.4%. Late in the year, as higher interest rates pushed prices lower, we increased our bond exposure slightly. It is the fund's policy to have between 50% and 75% of the portfolio invested in common stocks at all times. This allocation will change as our view of the relative values offered by these asset classes shifts. At the end of 1999, 56% was invested in common stocks and 34% in bonds with the rest in cash.

The number of shareholder accounts grew 10.3% during 1999. We welcome our new shareholders and look forward to reporting to you again in six months. In the meantime, we will continue to take the reasonably cautious approach to investing that has characterized American Balanced Fund throughout its history and that we feel is appropriate for prudent investors.

Cordially,

/s/Walter P. Stern       /s/Robert G. O'Donnell
Walter P. Stern          Robert G. O'Donnell
Chairman of the Board    President

February 11, 2000


[Begin sidebar]
This chart shows how a $10,000 investment in American Balanced Fund grew from July 26, 1975 - when Capital Research and Management Company became the fund's investment adviser - to December 31, 1999.

As you can see, the $10,000 grew to $182,974 with all distributions reinvested. Since the fund invests in both stocks and bonds, it should not be surprising that its return lies between the unmanaged stock and bond indexes tracked on the chart.

The fund's year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown. Let's say, for example, that you have reinvested all your distributions and want to know how your investment has done since December 31, 1989. At that time, according to the table, the value of the investment illustrated here was $60,915. It has since more than tripled to $182,974.


THE VALUE OF A LONG-TERM PERSPECTIVE
Average Annual Compound Returns*
(For Periods Ended December 31, 1999)

Ten Years:     +10.96%
Five Years:    +13.55%
One Year:      <UNDEF>2.48%

*Assumes reinvestment of all distributions and payment of the current 5.75% maximum sales charge at the beginning of the stated periods.
[chart]
[illustration:  same as cover[

Year Ended Dec. 31            1975#        1976        1977       1978        1979         1980        1981       1982

TOTAL VALUE

Dividends Reinvested          $305         594         656        709         801          1,050       1,303      1,474

Value at Year-End/1/          $9,948       12,533      12,620     13,404      14,427       16,498      17,224     22,280

AMBAL Total Return            (0.5)%       26.0        0.7        6.2         7.6          14.4        4.4        29.4



Year Ended Dec. 31            1983         1984        1985       1986        1987         1988        1989       1990

TOTAL VALUE

Dividends Reinvested          1,724        1,852       1,912      2,202       2,710        2,780       3,284      3,457

Value at Year-End/1/          25,869       28,291      36,527     42,690      44,406       50,123      60,915     59,959

AMBAL Total Return            16.1         9.4         29.1       16.9        4.0          12.9        21.5       (1.6)



Year Ended Dec. 31            1991         1992        1993       1994        1995         1996        1997       1998

TOTAL VALUE

Dividends Reinvested          3,684        3,816       4,072      4,131       4,335        4,684       5,167      5,781

Value at Year-End/1/          74,765       81,853      91,080     91,386      116,179      131,475     159,131    176,846

AMBAL Total Return            24.7         9.5         11.3       0.3         27.1         13.2        21.0       11.1



Year Ended Dec. 31            1999

TOTAL VALUE

Dividends Reinvested          6,428

Value at Year-End/1/          182,974

AMBAL Total Return            3.5


-----

Year Ended                   7/26/75      1975         1976          1977        1978         1979          1980

December 31

American Balanced Fund

with Dividends

Reinvested /1//2/            9,425        9,948        12,533        12,620      13,404       14,427        16,498

S&P 500 with

dividends reinvested         10,000       10,317       12,773        11,855      12,629       14,958        19,812

Lehman Brothers

Aggregate Bond Index/3/      10,000       10,558       12,205        12,576      12,751       12,997        13,348



Year Ended                   1981         1982         1983          1984        1985         1986          1987

December 31

American Balanced Fund

with Dividends

Reinvested /1//2/            17,224       22,280       25,869        28,291      36,527       42,690        44,406

S&P 500 with

dividends reinvested         18,845       22,897       28,039        29,783      39,207       46,506        48,915

Lehman Brothers

Aggregate Bond Index/3/      14,182       18,809       20,381        23,468      28,655       33,031        33,940



Year Ended                   1988         1989         1990          1991        1992         1993          1994

December 31

American Balanced Fund

with Dividends

Reinvested/1//2/             50,123       60,915       59,959        74,765      81,853       91,080        91,386

S&P 500 with

dividends reinvested         56,984       74,985       72,650        94,689      101,892      112,116       113,638

Lehman Brothers

Aggregate Bond Index/3/      36,616       41,937       45,694        53,006      56,930       62,480        60,658



Year Ended                   1995         1996         1997          1998        1999

December 31

American Balanced Fund

with Dividends

Reinvested /1//2/            116,179      131,475      159,131       176,846     182,974

S&P 500 with

dividends reinvested         156,189      191,955      255,906       328,892     398,004

Lehman Brothers

Aggregate Bond Index/3/      71,864       74,473       81,663        88,756      88,027


[end chart]

Average annual compound return for 24-1/2 years: 12.6%/1/

/1/These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. The maximum initial sales charge was 8.5% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.

/2/Includes reinvested dividends of $68,911 and reinvested capital gain distributions of $73,487.

/3/The Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period July 31, 1975, to December 31, 1975, Lehman Brothers Government/Corporate Bond Index results were used. The Lehman Brothers indexes are based on July 31, 1975, index value.

/4/For the period July 26, 1975 (when Capital Research and Management Company became the fund's investment adviser) through December 31, 1975.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.
[End sidebar]


DETERMINING A SECURITY'S VALUE
A PROCESS OF THOROUGH RESEARCH AND ANALYSIS


[Begin Sidebar]
ESTIMATED PRICE PER SHARE VS. EARNINGS PER SHARE
[bar chart]
Company A:     price        $10
P/E ratio 10   earnings     $1

Company B:     price        $120
P/E ratio 40   earnings     $3
[end bar chart]

[photo:  Bob O'Donnell]

"I try to look at the future stream of income that will flow to the investor. There are a lot of variables, of course, but when you put them all together, it's pretty clear that the faster a company's earnings grow, the more value it will have." - Bob O'Donnell, portfolio counselor


HOW MUCH WILL YOU GET?

"To be a successful long-term investor, it helps to view things in a historical context. What we're seeing today is similar to the early $70s when investors focused on a narrow universe of growth stocks." - Victor Parachini, portfolio counselor

[photo:  Victor Parachini]
(Mr. Parachini will retire from management of the fund in late February. The officers and directors thank him for his contributions to American Balanced Fund.)
[End sidebar]

Few ventures in life are as driven by statistics as investing. Investors face a blizzard of details every time they look at a newspaper, listen to the radio or watch the TV news. Thanks to the Internet, they can follow indexes such as the Dow Jones Industrial Average and Standard & Poor's 500 Stock Composite Index by the minute. Reports on inflation, interest rates and bond prices are updated frequently.

But all the figures don't necessarily tell investors which stocks are good investments. It's the same dilemma faced by a woodworker who wants to find two or three good trees but is inundated with statistics on the whole forest and deluged with details about each tree.

In 1999, for example, the S&P 500 rose 21%, the fifth consecutive year that it has gained more than 20% with distributions reinvested. But this statistic can be misleading. Of the 471 stocks in the index for the full year, only 143 gained as much or more than the index itself. In fact, more than half the stocks in the index for the whole year declined in price.

How do the portfolio counselors and analysts at Capital Research and Management Company, investment adviser to American Balanced Fund and the other 28 funds in the American Funds family, find good investments? They begin by asking, "What is the value of this security?" It's a simple question, but one that can be very hard to answer. In the next few pages, we'll look at how the investment professionals at Capital Research determine the value of a security. In many ways, the methodology is the same for stocks and bonds, but there are some interesting differences.

OF POPEYE AND FUTURE PAYMENTS

Popeye the Sailor Man probably doesn't show up much in graduate business school lectures about how to value stocks. But Popeye's friend Wimpy captured the dilemma facing every investor when he offered to "gladly pay you on Tuesday for a hamburger today." The key question - which professional investors ask about every stock or bond - is "How much am I willing to pay today for an uncertain return in the future?"

Capital Research's investment professionals ask similar questions: "How much income will this investment produce for the fund and when will the fund receive it?" The calculation is more certain with a fixed-income investment than an equity investment because a bond's interest payments are usually predetermined. Investors also know when they will receive their interest payments and when their initial principal will be returned. That doesn't mean bonds are without risk, however.

"The more doubt you have about whether you're going to get your money, the more you should receive to compensate for the risk," says John Smet, a fixed-income portfolio counselor for American Balanced Fund. Smet points out that when you'll get your money back is also an important question in judging a bond's value. At times, securities, especially those guaranteed by federal agencies such as the Government National Mortgage Association and Fannie Mae, which make up 20% of American Balanced Fund's fixed-income holdings, are paid off ahead of schedule. Typically, prepayment occurs when you least want it. "When they prepay, you may have to reinvest at lower rates, so prepayment is a big concern. You need to be paid for taking the risk that the bonds will prepay," Smet says.

"Stocks can be even harder to judge because dividends can change from year to year and, unlike a bond, there is no maturity date. In addition, you expect a stock's dividend payments will rise over time," says Bob O'Donnell, a portfolio counselor and president of American Balanced Fund. "In most cases, the faster a company's earnings grow, the more value it will have. But that's the really tricky part - estimating what the company's growth rate will be."

[Begin sidebar]
[line chart]
ESTIMATED FUTURE EARNINGS
Earnings per share 1995
<$25     Company A
<$25     Company B
Earnings per share 2005
$75      Company A
$50      Company B


[end chart]
[photo:  Dale Harvey]
"I use interest rates as the baseline for evaluating any investment. U.S. Treasury bonds are as close to risk-free investing as you can get, so other investments have to give the investor a higher return. Then I look at the overall market for equities, and finally focus on a specific company. I like to have at least a three-year time horizon when I'm looking at a company." - Dale Harvey, portfolio counselor

WHEN WILL YOU GET YOUR MONEY?
[End sidebar]


THE VALUE OF KICKING TIRES

"Anyone can read a company's annual report or look at its income statement. But to truly understand the future of a company, you have to know the people running it," says Smet. Capital Research's portfolio counselors and analysts go well beyond just adding up the numbers. They visit every company they invest in. "We go out and kick the tires. We talk to the senior managers and the company's suppliers and competitors. We ask ourselves questions such as, $Do they have the right technology? Are they growing too fast? Do they have good internal controls?'"

[Begin sidebar]
[photo: John Smet]
"To try to get to the true value of a bond, there are two things I try to understand: Am I going to get the money back and when will I get it? With both of those questions, the more doubt I have, the more I need to be compensated for the risk I'm taking." - John Smet, portfolio counselor


WHAT IS A FAIR PRICE?

JUDGING THE RISK

PAYMENTS TO INVESTORS
[graphic depiction of data: purple dollars represent Company A; green dollars represent Company B]

Company A           $$        $<UNDEF>   $$$

                    vs        vs         vs

Company B           $         $          $<UNDEF>

Year                2000      2005       2010


[End sidebar]


Investors must also understand the whole industry, not just one company, adds O'Donnell. American Balanced Fund's holdings are spread among more than 30 industries. "You have to judge the industry's prospects because a company could have excellent management, but if its industry is doing poorly it's hard to project much of a growth rate," O'Donnell notes.

The portfolio counselors and analysts also have to judge the wider economic environment. Are interest rates rising? What's the outlook for inflation? Both interest rates and inflation expectations play a key role in determining the current value of payments the fund will receive. If inflation is picking up or interest rates are high, the value of payments the fund receives will be lower.

THE PRICE OF EARNINGS

In the past few years, the stock market's surge has been fueled in part by high-growth companies, such as Nokia, the Finnish telecommunications company, whose stock rose 216% in 1999. While American Balanced Fund's portfolio counselors and analysts invest in high-growth companies, they also look for good opportunities among well-established firms like May Department Stores. "Nokia is selling cellular phones, has a dominant position and is growing very quickly," O'Donnell says. "On the other hand, a company like May is in a business that grows at about the same rate as the economy. That doesn't mean one is automatically a better value for shareholders, though. It comes down to how much you're paying for the company's earnings."

A stock's price-to-earnings ratio - referred to as a P/E - is a way of describing how much an investor is paying for earnings. The faster the company is growing, the higher its P/E often is because investors are willing to pay more today for potentially higher future growth. At the end of 1999, Nokia had a P/E ratio of 64 based on projected earnings in 2000, which is high by historical standards. "Is this a good value? We think it is because this is a company with a very strong position," says O'Donnell. "If its earnings could grow 30% a year for five years without the price changing, the P/E would fall to 17. At the same time, May Department Stores has a P/E of 11, and that seems to us to be a pretty good value too, given its prospects. The important question we have to ask ourselves about companies with high P/E ratios is, $Are people paying a lot of money for the stocks of these companies because they think they'll be making money in the future or because they think someone else will pay them more for the stock later?'" That, in essence, is the difference between investing and speculating.

American Balanced Fund's portfolio counselors typically prefer companies with a long track record. "In this fund, we're only going to invest in something that has been in business long enough to have a track record, one we can look at and make a reasonable projection of what the company will be earning in the future," O'Donnell says.

REACHING A PRICE

In the end, when the portfolio counselors and analysts have studied the economic environment, considered inflation and interest rates, looked carefully at the industry and researched each company's prospects, they are ready to decide the answers to the key questions about amount and timing: How much will the company pay investors and will it make the payments? After the investment professionals have estimated the future return and the risks involved, they will decide what they think is a good price.

But the research and analysis doesn't end there. The securities in the portfolio must be reviewed constantly. As the stock and bond markets rise and fall, as an industry's fortunes gain or ebb, the investment professionals have to continually ask if a security has become overpriced or if there's an opportunity to buy more at an attractive valuation. They also ask if stocks or bonds not in the portfolio offer better value and are more attractive investments than the fund's current holdings. Each day, the investment professionals study statistics and economic indicators. But in the end, it comes down to the same question: Which securities offer American Balanced Fund's shareholders the best value?


[Begin sidebar]
INDUSTRY OVERVIEW
Wireless subscribership June 1985-June 1999 (in millions)
[line chart]

Date                Estimated Total Subscribers

1985                203,600

1986                500,000

1987                883,778

1988                1,608,697

1989                2,691,793

1990                4,368,686

1991                6,380,053

1992                8,892,535

1993                13,067,318

1994                19,283,306

1995                28,154,415

1996                38,195,466

1997                49,705,553

1998                60,831,431

1999                76,284,735


[End Chart]
Source: Cellular Telecommunications Industry Association

[photo:  Hilda Applbaum]
"Inflation is a key ingredient when I'm looking at an investment, whether it's a stock or a bond. Inflation will lower the value of all the future payments investors receive. It's a little easier to calculate the impact on a bond because the payments are fixed. With a stock, though, you have to make a judgment <UNDEF> can this company adjust to higher prices? Can it pass the added costs through to customers or become more efficient?" - Hilda Applbaum, portfolio counselor

WILL IT KEEP GROWING?

[photo:  Abner Goldstine]
"When looking at interest rates, it is important to look at global influences, not just at the economic and financial environment in the United States. Foreign trade is much more important than it was a decade ago, so what's happening outside the U.S. is having an increasingly significant impact on our economy. Moreover, financial markets are global now and money flows freely to the most attractive investment opportunities." - Abner Goldstine, portfolio counselor
[End sidebar]

WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

[photo:  American flag]
[Begin sidebar]
For more complete information about any of the American Funds, including charges and expenses, please obtain a prospectus from your financial adviser, download one from our Web site at www.americanfunds.com, or phone the funds' transfer agent, American Funds Service Company, at 800/421-0180.

Please read the prospectus carefully before you invest or send money. For more information, ask your financial adviser for a copy of our brochure A Portfolio for Every Investor.
[End sidebar]

As a shareholder in American Balanced Fund, you are also a member of The American Funds Group, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

* A LONG-TERM, VALUE-ORIENTED APPROACH: Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and benefit from economies of scale.

* A GLOBAL PERSPECTIVE: We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

* A MULTIPLE PORTFOLIO COUNSELOR SYSTEM: More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

* EXPERIENCED INVESTMENT PROFESSIONALS: More than 75% of the portfolio counselors who serve the American Funds were in the investment business before the sharp stock market decline of October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

* A COMMITMENT TO LOW OPERATING EXPENSES: You can't control market returns, but you can control what you invest in and how much you pay to own it. The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS
Emphasis on long-term growth through stocks
* AMCAP Fund(r)
* EuroPacific Growth Fund(r)
* The Growth Fund of America(r)
* The New Economy Fund(r)
* New Perspective Fund(r)
* New World Fund(SM)
* SMALLCAP World Fund(r)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
* American Mutual Fund(r)
* Capital World Growth and Income Fund(SM)
* Fundamental Investors(SM)
* The Investment Company of America(r)
* Washington Mutual Investors Fund(SM)

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds
* Capital Income Builder(r)
* The Income Fund of America(r)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds
* American Balanced Fund(r)

INCOME FUNDS
Emphasis on current income through bonds
* American High-Income Trust(SM)
* The Bond Fund of America(SM)
* Capital World Bond Fund(r)
* Intermediate Bond Fund of America(r)
* U.S. Government Securities Fund(SM)

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds
* American High-Income Municipal Bond Fund(r)
* Limited Term Tax-Exempt Bond Fund of America(SM)
* The Tax-Exempt Bond Fund of America(r)
State-specific tax-exempt funds:
* The Tax-Exempt Fund of California(r)
* The Tax-Exempt Fund of Maryland(r)
* The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS
Seeking stable monthly income through money market instruments
* The Cash Management Trust of America(r)
* The Tax-Exempt Money Fund of America(SM)
* The U.S. Treasury Money Fund of America(SM)


WE ALSO OFFER A FULL LINE OF RETIREMENT PLANS AND VARIABLE ANNUITIES.

American Balanced Fund, Inc.
Investment Portfolio, December 31, 1999
[pie chart]
                                                            Percent of
TEN LARGEST EQUITY HOLDINGS                                 Net Assets
U S WEST                                                          1.75%
May Department Stores                                              1.35
Corning                                                            1.29
Sara Lee                                                           1.29
Allstate                                                           1.24
Phillips Petroleum                                                 1.22
Texaco                                                             1.00
Genuine Parts                                                      1.00
Bank of America                                                    0.97
Weyerhaeuser                                                       0.96


                                                             Number of  Market Percent
                                                                Shares   Value  of Net
Common Stocks                                                             (000) Assets
--------------------------------------------                  -------- ----------------
ENERGY

Energy Sources - 5.90%
Ashland Inc.                                                  1,050,000  34,584     .58
Kerr-McGee Corp.                                                850,000  52,700     .88
Murphy Oil Corp.                                                900,000  51,637     .86
Phillips Petroleum Co.                                        1,550,000  72,850    1.22
Texaco Inc.                                                   1,100,000  59,744    1.00
Ultramar Diamond Shamrock Corp.                               1,800,000  40,838     .68
USX-Marathon Group                                              450,000  11,109     .19
Valero Energy Corp.                                           1,473,400  29,284     .49

Utilities: Electric & Gas - 2.14%
American Electric Power Co., Inc.                               850,000  27,306     .46
Carolina Power & Light Co.                                      750,000  22,828     .38
Constellation Energy Group, Inc.                              1,800,000  52,200     .87
FPL Group, Inc.                                                 600,000  25,688     .43
                                                                       ------------------
                                                                        480,768    8.04
                                                                       ------------------

MATERIALS

Chemicals - 3.40%
CK Witco Corp. (merger of Witco Corp. and                     1,650,000  22,069     .37
Crompton & Knowles Corp.)
Hercules Inc.                                                   700,000  19,512     .33
Imperial Chemical Industries PLC (ADR)                          375,000  15,961     .27
Mallinckrodt Inc.                                             1,150,000  36,584     .61
Millennium Chemicals Inc.                                     2,250,000  44,438     .74
Monsanto Co.                                                  1,100,000  39,187     .66
PPG Industries, Inc.                                            400,000  25,025     .42

Forest Products & Paper - 3.00%
Georgia-Pacific Corp., Timber Group                             700,000  17,237     .29
International Paper Co.                                       1,000,000  56,438     .94
Potlatch Corp.                                                  350,000  15,619     .26
Sonoco Products Co.                                             670,200  15,247     .25
Westvaco Corp.                                                  550,000  17,944     .30
Weyerhaeuser Co.                                                800,000  57,450     .96

Metals: Nonferrous - 0.62%
Alcoa Inc.                                                      450,000  37,350     .62

Metals: Steel - 0.45%
Allegheny Technologies Inc. (formerly Allegheny                 450,000  10,097     .17
 Teledyne Inc.)
USX-U.S. Steel Group                                            500,000  16,500     .28
                                                                       ------------------
                                                                        446,658    7.47
                                                                       ------------------

CAPITAL EQUIPMENT

Aerospace & Military Technology - 1.18%
Boeing Co.                                                      600,000  24,938     .42
Lockheed Martin Corp.                                         1,200,000  26,250     .44
United Technologies Corp.                                       300,000  19,500     .32

Data Processing & Reproduction - 2.11%
Computer Associates International, Inc.                         300,000  20,981     .35
Hewlett-Packard Co.                                             300,000  34,181     .57
International Business Machines Corp.                           300,000  32,400     .54
Xerox Corp.                                                   1,700,000  38,569     .65

Electrical & Electronics - 2.45%
Emerson Electric Co.                                            400,000  22,950     .38
Harris Corp.                                                    400,000  10,675     .18
Hitachi, Ltd.                                                 1,180,000  18,939     .32
Nokia Corp., Class A (ADR)                                      250,000  47,500     .79
York International Corp.                                      1,700,000  46,644     .78

Electronic Components - 1.57%
Corning Inc.                                                    600,000  77,363    1.29
Intel Corp.                                                     200,000  16,463     .28

Energy Equipment - 0.38%
Schlumberger Ltd.                                               400,000  22,500     .38

Industrial Components - 1.97%
Dana Corp.                                                    1,100,000  32,931     .55
Eaton Corp.                                                     350,000  25,419     .42
Genuine Parts Co.                                             2,400,000  59,550    1.00

Machinery & Engineering - 1.30%
Caterpillar Inc.                                                550,000  25,884     .43
Deere & Co.                                                     900,000  39,037     .65
Pall Corp.                                                      600,000  12,937     .22
                                                                       ------------------
                                                                        655,611   10.96
                                                                       ------------------

CONSUMER GOODS

Appliances & Household Durables - 0.29%
Newell Rubbermaid Inc.                                          608,000  17,632     .29

Automobiles - 0.47%
Suzuki Motor Corp.                                            1,900,000  27,725     .47

Beverages & Tobacco - 1.77%
Imperial Tobacco Ltd.                                         2,500,000  20,586     .34
Philip Morris Companies Inc.                                  2,300,000  53,331     .89
R.J. Reynolds Tobacco Holdings, Inc.                            600,000  10,575     .18
UST Inc.                                                        850,000  21,409     .36

Food & Household Products - 2.54%
General Mills, Inc.                                           1,400,000  50,050     .84
Nabisco Group Holdings Corp.                                  2,300,000  24,438     .41
Sara Lee Corp.                                                3,500,000  77,219    1.29

Health & Personal Care - 2.59%
AstraZeneca PLC (ADR)                                           900,000  37,575     .63
Avon Products, Inc.                                             750,000  24,750     .41
Bergen Brunswig Corp.                                         3,000,000  24,937     .42
Eli Lilly and Co.                                               400,000  26,600     .44
Warner-Lambert Co.                                              500,000  40,969     .69

Recreation & Other Consumer Products - 0.75%
Pennzoil-Quaker State Co.                                     2,122,600  21,624     .36
Stanley Works                                                   775,000  23,347     .39

Textiles & Apparel - 0.60%
NIKE, Inc., Class B                                             725,000  35,933     .60
                                                                       ------------------
                                                                        538,700    9.01
                                                                       ------------------

SERVICES

Broadcasting & Publishing - 1.76%
Gannett Co., Inc.                                               550,000  44,859     .75
Knight-Ridder, Inc.                                             275,000  16,363     .27
New York Times Co., Class A                                     900,000  44,213     .74

Business & Public Services - 1.44%
IKON Office Solutions, Inc.                                   4,000,000  27,250     .45
United HealthCare Corp.                                         600,000  31,875     .53
Waste Management, Inc.                                        1,600,000  27,500     .46

Diversified Telecommunication Services - 2.45%
AT&T Corp.                                                      250,000  12,687     .21
Koninklijke PTT Nederland NV                                    302,419  29,480     .49
U S WEST, Inc.                                                1,450,000 104,400    1.75

Leisure & Tourism - 0.30%
Seagram Co. Ltd.                                                400,000  17,975     .30

Merchandising - 2.58%
Albertson's, Inc.                                             1,403,000  45,247     .76
J.C. Penney Co., Inc.                                         1,400,000  27,912     .47
May Department Stores Co.                                     2,500,000  80,625    1.35

Transportation: Rail & Road - 1.08%
Burlington Northern Santa Fe Corp.                            1,200,000  29,100     .49
CSX Corp.                                                       475,000  14,903     .25
Norfolk Southern Corp.                                        1,000,000  20,500     .34
                                                                       ------------------
                                                                        574,889    9.61
                                                                       ------------------

FINANCE

Banking - 3.43%
Bank of America Corp.                                         1,150,000  57,716     .97
Bank of Tokyo-Mitsubishi, Ltd. (ADR)                          1,300,000  18,119     .30
BANK ONE CORP.                                                1,200,000  38,475     .64
FleetBoston Financial Corp. (formerly Fleet                     650,000  22,628     .38
Financial Group, Inc.)
National City Corp.                                           1,400,000  33,162     .55
Sakura Bank, Ltd.                                             3,000,000  17,381     .29
Washington Mutual, Inc.                                         700,000  18,200     .30

Financial Services - 0.84%
Household International, Inc.                                 1,350,000  50,288     .84

Insurance - 3.91%
Aetna Inc.                                                      850,000  47,441     .79
Allstate Corp.                                                3,100,000  74,400    1.24
American General Corp.                                          650,000  49,319     .83
Enhance Financial Services Group Inc.                           367,306   5,969     .10
Lincoln National Corp.                                          600,000  24,000     .40
Royal & Sun Alliance Insurance Group PLC                      4,500,000  32,530     .55

Real Estate - 1.57%
Apartment Investment and Management Co., Class A                550,000  21,897     .37
Equity Residential Properties Trust                             700,000  29,881     .50
Spieker Properties, Inc.                                      1,150,000  41,903     .70
                                                                       ------------------
                                                                        583,309    9.75
                                                                       ------------------

MISCELLANEOUS

Multi-Industry - 0.38%
Dover Corp.                                                     500,000  22,688     .38
                                                                       ------------------
Miscellaneous - 0.43%
Other common stocks in initial period of acquisition                     25,962     .43
                                                                       ------------------
Total Common Stocks                                                    3,328,58   55.65
                                                                       ------------------


                                                             Shares or
                                                            Principal
Convertible Securities and Preferred Stock                      Amount
--------------------------------------------                  --------

SERVICES

Business & Public Services - 0.11%
Waste Management, Inc. 4.00% convertible                     $8,000,000   6,800     .11
debentures 2002
                                                                       ------------------

Transportation: Rail & Road - 0.02%
Union Pacific Capital Trust 6.25% TIDES                          30,000   1,222     .02
convertible preferred (1)
                                                                       ------------------
                                                                          8,022     .13
                                                                       ------------------

FINANCE

Banking - .11%
NB Capital Corp. 8.35% exchangeable depositary                  300,000   6,450     .11
                                                                       ------------------

Financial Services - .32%
Bell Atlantic Financial Services, Inc., senior               $7,150,000   8,794
exchangeable notes, 4.25% 2005
Bell Atlantic Financial Services, Inc., senior              $10,000,000  10,100     .32
exchangeable notes, 5.75% 2003
                                                                       ------------------
                                                                         18,894     .32
                                                                       ------------------

Real Estate - 0.15%
ProLogis Trust, Series D, 7.92% preferred                       500,000   9,125     .15
                                                                       ------------------
                                                                         34,469     .58
                                                                       ------------------

MATERIALS

Chemicals - 0.10%
Monsanto Co. 6.50% ACES convertible preferred 2001 Units        175,000   5,797     .10
                                                                       ------------------

MISCELLANEOUS

Multi-Industry - 0.12%
Swire Pacific Capital Ltd. 8.84% cumulative                     370,000   7,493     .12
guaranteed perpetual capital securities (1)
                                                                       ------------------

Total Convertible Securities and Preferred Stock                         55,781     .93
                                                                       ------------------
Total Equity Securities (cost: $3,123,372,000)                         3,384,36   56.58
                                                                       ------------------


                                                            Principal
                                                                Amount
BONDS AND NOTES                                                   (000)
--------------------------------------------                  --------

Industrials - 3.96%
British Sky Broadcasting Group PLC 8.20% 2009                     5,000   4,835     .08
Ceridian Corp. 7.25% 2004                                         4,750   4,587     .08
Columbia/HCA Healthcare Corp. 7.15% 2004                          4,000   3,760     .06
Conoco Inc. 6.35% 2009                                            3,500   3,243     .05
Cooper Tire & Rubber Co. 7.25% 2002                               2,000   1,978     .03
Deere & Co. 8.95% 2019                                            7,330   7,642     .13
Equistar Chemicals, LP 8.50% 2004                                 2,500   2,458     .04
Fox/Liberty Networks, LLC, FLN Finance, Inc.                     11,550  11,752     .20
8.875% 2007
Freeport-McMoRan Copper & Gold Inc. 7.50% 2006                    4,000   2,934
Freeport-McMoRan Copper & Gold Inc. 7.20% 2026                   12,500   9,443     .21
Hearst-Argyle Television, Inc. 7.00% 2018                         7,500   6,664     .11
Husky Terra Nova Finance 8.45% 2012 (1)                           2,500   2,441     .04
Hutchison Whampoa Finance (CI) Ltd.,                              8,000   7,505     .12
Series D, 6.988% 2037 (1)
Hyundai Semiconductor America, Inc. 8.625% 2007 (1)              11,025   9,165     .15
Inco Ltd. 9.60% 2022                                              5,000   4,844     .08
J.C. Penney Co., Inc. 6.50% 2002                                  1,215   1,172
J.C. Penney Co., Inc. 7.60% 2007                                  3,200   2,975
J.C. Penney Co., Inc. 7.95% 2017                                 11,000   9,780
J.C. Penney Co., Inc. 8.25% 2022                                  3,000   2,667     .28
Liberty Media Corp. 7.875% 2009 (1)                               6,000   5,972     .10
Lilly Del Mar Inc. 7.355% 2029 (1)(2)                             8,000   8,008     .13
Louis Dreyfus Natural Gas Corp. 6.875% 2007                       4,475   4,051     .07
Magma Copper Co. 8.70% 2005                                       4,000   4,078     .07
May Department Stores Co. 9.875% 2021                             6,500   6,974     .12
Mirage Resorts, Inc. 6.75% 2007                                   3,750   3,305     .05
Norcen Energy Resources Ltd. 7.375% 2006                          5,000   4,867     .08
OXYMAR 7.50% 2016 (1)                                             6,000   3,987     .07
PDVSA Finance Ltd. 9.75% 2010 (1)                                 2,500   2,359
PDVSA Finance Ltd. 7.40% 2016                                     2,350   1,731     .07
Petrozuata Finance, Inc., Series B, 8.22% 2017 (1)                4,000   2,980     .05
Pioneer Natural Resources Co. 7.20% 2028                          4,075   2,971     .05
Reliance Industries Ltd. 10.50% 2046 (1)                          1,500   1,427
Reliance Industries Ltd., Series B, 10.25% 2097                   5,000   4,402     .10
Royal Caribbean Cruises Ltd. 7.00% 2007                           7,000   6,586     .11
Samsung Electronics Co., Ltd. 7.45% 2002 (1)                      2,000   1,967     .03
Scotia Pacific Co. LLC, Timber Collateralized                     6,406   6,039
Notes, Series B, Class A-1, 6.55% 2028
Scotia Pacific Co. LLC, Timber Collateralized                     3,750   2,700     .15
Notes, Series B, Class A-3, 7.71% 2028
Sotheby's Holdings, Inc. 6.875% 2009                              3,000   2,680     .04
TCI Communications, Inc. 8.75% 2015                               2,000   2,182     .04
Time Warner Inc. 9.125% 2013                                      8,000   8,761
Time Warner Inc. 6.85% 2026                                       4,825   4,755     .23
TRW Inc. 7.125% 2009                                              9,000   8,521     .14
Tyco International Group SA 6.875% 2002 (1)                       8,000   7,889     .13
Union Pacific Resources Group, Inc. 7.30% 2009                    9,000   8,643     .14
USA Waste Services, Inc. 6.50% 2002                               2,190   2,028
USA Waste Services, Inc. 7.125% 2007                              1,830   1,601     .06
USX Corp. 6.65% 2006                                              2,500   2,372     .04
Waste Management, Inc. 6.875% 2009 (1)                            3,250   2,738     .05
Wharf International Finance Ltd., Series A,                      11,500  10,678     .18
7.625% 2007
                                                                       ------------------
                                                                        237,097    3.96
                                                                       ------------------


Electric Utilities - 0.62%
Commonwealth Edison Co. 9.875% 2020                              11,000  11,860     .20
Edison Mission Energy 7.73% 2009 (1)                              3,000   2,968     .05
Israel Electric Corp. Ltd. 7.75% 2009 (1)                        13,500  13,033
Israel Electric Corp. Ltd. 7.75% 2027 (1)                         7,500   6,481     .33
Transener SA 9.25% 2008 (1)                                       3,050   2,661     .04
                                                                       ------------------
                                                                         37,003     .62
                                                                       ------------------


Gas Utilities - 0.04%
Energen Corp., Series B, 7.125% 2028                              2,500   2,208     .04
                                                                       ------------------

Telephone - 0.20%
Cable & Wireless Communications PLC 6.625% 2005                   7,000   6,913
Cable & Wireless Communications PLC 6.75% 2008                    5,000   4,926     .20
                                                                       ------------------
                                                                         11,839     .20
                                                                       ------------------

Transportation - 1.03%
Airplanes Pass Through Trust, pass-through                        9,977   9,278     .16
certificates, Series 1, Class C, 8.15% 2019 (4)
Continental Airlines, Inc., pass-through certificates,            1,860   1,886
Series 1996-2, Class B, 8.56% 2014 (4)
Continental Airlines, Inc., pass-through certificates,            2,448   2,266
Series 1997-4, Class A, 6.90% 2018 (4)
Continental Airlines, Inc., pass-through certificates,            5,000   4,537
Series 1998-3, Class A-2, 6.32% 2008 (4)
Continental Airlines, Inc., pass-through certificates,            3,000   2,872
Series 1998-3, Class C-2, 7.25% 2005 (4)
Continental Airlines, Inc., pass-through certificates,            7,000   6,362     .30
Series 1999-1, Class B, 6.795% 2020 (4)
Delta Air Lines, Inc., pass-through certificates,                 1,500   1,555
Series 1992-A2, 9.20% 2014 (4)
Delta Air Lines, Inc., pass-through certificates,                 5,000   5,691     .12
Series 1993-A2, 10.50% 2016 (4)
Jet Equipment Trust, Series 1995-B, Class B,                      7,202   7,028
7.83% 2015 (1)(4)
Jet Equipment Trust, Series 1995-A, Class B,                      4,485   4,606     .19
8.64% 2015 (1)(4)
United Air Lines, Inc. 10.67% 2004                                5,000   5,476
United Air Lines, Inc., pass-through certificates,                5,812   5,835
Series 1995-A1, 9.02% 2012 (4)
United Air Lines, Inc., pass-through certificates,                4,000   4,153     .26
Series 1995-A2, 9.56% 2018 (4)
                                                                       ------------------
                                                                         61,545    1.03
                                                                       ------------------


Financial - 3.61%
Abbey National PLC 6.70% (undated) (2)                            5,000   4,509     .08
AB Spintab 7.50% (undated) (1)(2)                                 2,600   2,489     .04
Ahmanson Capital Trust I, capital securities,                     4,000   3,802
Series A, 8.36% 2026 (1)
Washington Mutual Capital I, subordinated                         4,050   3,855     .12
capital income securities 8.375% 2027
Allfirst Preferred Capital Trust 7.678%                           5,000   4,950     .08
SKATES 2029 (2)
Bank of Nova Scotia 6.0625% Eurodollar                            4,000   3,221     .05
Note (undated) (2)
Bank of Scotland 7.00% (undated) (1)(2)                           4,225   3,909     .07
BANK ONE CORP., Series A, 6.00% 2009                              2,500   2,224     .04
Bankers Trust New York Corp. 6.70% 2007                           4,000   3,761     .06
Banque Nationale de Paris 6.765% (undated) (2)                    3,000   2,906     .05
BHP Finance Ltd. 8.50% 2012                                       2,500   2,595
BHP Finance Ltd. 6.75% 2013                                      10,000   8,924     .19
BNP U.S. Funding LLC, Series A, 7.738%                           15,000  13,965     .23
noncumulative preferred (1)
Canadian Imperial Bank of Commerce 6.0625%                        1,600   1,276     .02
Eurodollar Note (undated) (2)
Chase Capital II, global floating rate capital                    1,500   1,418
securities, Series B, 6.705% 2027 (2)
Chase Capital III, floating rate capital securities,              5,000   4,698     .10
Series C, 6.66% 2027 (2)
Conseco, Inc. 9.00% 2006                                          7,000   7,214     .12
Den Norske CreditBank 6.375% (undated) (2)                        3,000   2,331     .04
Deutsche Bank Capital Funding Trust I                             2,300   2,182     .04
7.872% (undated) (1)(2)
Dime Bancorp, Inc. 6.375% 2001                                    2,500   2,493     .04
Fleet Capital Trust 7.14% 2028 (2)                                3,500   3,458     .06
Ford Motor Credit Co. 5.80% 2009                                  5,850   5,185
Ford Motor Credit Co. 7.375% 2009                                13,000  12,834     .30
Fuji International Finance (Bermuda) Trust,                       5,500   5,328     .09
Fuji Bank, Ltd. 7.30%/7.9391% Eurodollar
Note (undated) (2)(3)
Fuji JGB Investment LLC, Series A, 9.87%                          6,500   6,500     .11
noncumulative preferred (1)
Household Finance Corp. 6.40% 2008                                7,000   6,471     .11
HSBC America 7.808% 2026 (1)                                      2,500   2,236     .04
HSBC Holdings PLC 7.50% 2009                                      5,000   4,963     .08
J.P. Morgan & Co. Inc., Series A, 6.00% 2009                        850     761     .01
Lindsey Morden Group Inc., Series B, 7.00%                     C$8,000    4,950     .08
2008 (1)
MBNA Corp., MBNA Capital A, Series A,                            $9,600   8,354     .14
8.278% 2026
Midland Bank PLC 6.4375% Eurodollar Note                          4,000   3,370     .06
(undated) (2)
National Westminster Bank PLC 7.75%                              10,000   9,609     .16
(undated) (2)
Providian National Bank 6.65% 2004                                5,000   4,721     .08
ReliaStar Financial Corp. 8.00% 2006                              9,250   9,302     .16
Riggs Capital Trust II 8.875% 2027                                2,000   1,783     .03
SocGen Real Estate Co. LLC, Series A,                            28,000  25,267     .42
7.64%/8.406% (undated) (1)(3)
Tokai Preferred Capital Co. LLC, Series A,                       18,425  18,357     .31
9.98%/11.091% noncumulative preferred (1) (3)
                                                                       ------------------
                                                                        216,171    3.61
                                                                       ------------------

Real Estate - 0.12%
EOP Operating LP 7.25% 2018                                       2,000   1,760     .03
ERP Operating LP 7.95% 2002                                       1,500   1,506     .03
ProLogis Trust 7.05% 2006                                         4,000   3,769     .06
                                                                       ------------------
                                                                          7,035     .12
                                                                       ------------------

Collateralized Mortgage/Asset-Backed
Obligations (4) - 4.00%
Boston Edison Co., Series 1999-1, Class A-5,                      5,000   4,882     .08
7.03% 2012
Chase Commercial Mortgage Securities Corp.,                      24,150  22,492
Series 1998-2, Class A-2, 6.39% 2030
Chase Commercial Mortgage Securities Corp.,                       2,500   2,067     .41
Series 1998-2, Class E, 6.39% 2030
ComEd Transitional Funding Trust, Transitional                    7,500   6,953     .12
Funding Trust Note, Series 1998-1, Class A-6,
5.63% 2009
Commercial Mortgage Acceptance Corp.,                             4,491   4,322     .07
Series 1998-C1, Class A-1, 6.23% 2007
Conseco Finance Home Loan Trust,                                  5,000   4,969     .08
Series 1999-G, Class B-2, 10.96% 2029
CS First Boston Mortgage Securities Corp.,                        3,098   2,989     .05
Series 1998-C1, Class A-1A, 6.26% 2040
Deutsche Mortgage & Asset Receiving Corp.,                        8,930   8,585     .14
Series 1998-C1, Class A-1, 6.22% 2031
DLJ Mortgage Acceptance Corp.,                                    2,512   2,514
Series 1997-CF1, Class A1A, 7.40% 2006 (1)
DLJ Mortgage Acceptance Corp.,                                    6,000   5,945
Series 1996-CF2, Class A1B, 7.29% 2021 (1)
DLJ Mortgage Acceptance Corp.,                                    6,000   5,930     .24
Series 1995-CF2, Class A1B, 6.85% 2027 (1)
First Consumer Master Trust,                                      5,000   4,798     .08
Series 1999-A, Class A, 5.80% 2005 (1)
FIRSTPLUS Home Loan Owner Trust,                                 12,500  12,371     .21
Series 1997-1, Class A-6, 6.95% 2015
GMAC Commercial Mortgage Securities, Inc.,                        2,780   2,768
Series 1997-C1, Class A1, 6.83% 2003
GMAC Commercial Mortgage Securities, Inc.,                        5,000   4,740     .13
Series 1997-C1, Class A3, 6.869% 2007
Green Tree Financial Corp., pass-through                          4,197   3,282
certificates, Series 1995-8, Class B2, 7.65% 2026
Green Tree Financial Corp., pass-through                         10,000   9,947
certificates, Series 1995-9, Class A-5, 6.80% 2027
Green Tree Financial Corp., pass-through                          6,098   5,067
certificates, Series 1996-5, Class B-2, 8.45% 2027
Green Tree Financial Corp., pass-through                          3,491   2,627     .35
certificates, Series 1996-10, Class B-2, 7.74% 2028
Grupo Financiero Banamex Accival, SA de                           2,635   2,372     .04
CV 0% 2002 (1)
GS Mortgage Securities Corp. II, mortgage                        10,000   8,987     .15
pass-through certificates, Series 1998-C1,
Class D, 7.2426% 2030 (2)
H.S. Receivables Corp., Series 1999-1,                            7,500   7,425     .12
Class A, 8.13% 2004 (1)
J.P. Morgan Commercial Mortgage Finance                           3,548   3,534     .06
Corp., Series 1996-C3, Class A-1, 7.33% 2028
L.A. Arena Funding, LLC, Series 1,                                6,500   5,795     .10
Class A, 7.656% 2026 (1)
MBNA Master Credit Card Trust, Series                             2,500   2,250     .04
1998-E, Class C, 6.60% 2010 (1)
Merrill Lynch Mortgage Investors, Inc.,                           1,974   1,965
Seller Manufactured Housing Contracts,
Series 1995-C2, Class A-1, 6.9108% 2021 (2)
Merrill Lynch Mortgage Investors, Inc.,                           7,000   6,888     .15
Series 1995-C3, Class A-3, 7.1894% 2025 (2)
Nomura Asset Securities Corp.,                                   13,112  12,601     .21
Series 1998-D6, Class A-A1, 6.28% 2030 (2)
Norwest Asset Securities Corp.,                                  12,618  11,964     .20
Series 1998-31, Class A-1, 6.25% 2014
PNC Mortgage Securities Corp.,                                    5,923   5,286     .09
Series 1998-10, Class 1-B1, 6.50% 2028 (1)
PP&L Transition  Bond Co. LLC, Series 1999-1,                     6,000   5,968
Class A-5, 6.83% 2007
PP&L Transition Bond Co. LLC, Series 1999-1,                      7,000   6,993     .22
Class A-7, 7.05% 2009
Providian Master Trust, Series 1999-2,                            7,500   7,446     .12
Class A, 6.60% 2007
Puerto Rico Public Financing Corp.,                               9,549   9,262     .15
Series 1999-1, Class A, 6.15% 2008
Residential Funding Mortgage SecuritiesI, Inc.,                   9,020   8,569     .14
pass-through certificates, Series 1999-S17,
Class A-1,  6.50% 2014
Sears Credit Account Master Trust II,                             5,000   4,686     .08
Series 1998-2, Class A, 5.25% 2008
Structured Asset Securities Corp.,                                9,659   9,879     .17
Series 1998-RF2, Class A, 8.5489% 2027 (1)(2)                          ------------------
                                                                        239,118    4.00
                                                                       ------------------


Governments (excluding U.S. Government)
and Governmental Authorities - 0.09%
Canadian Government 4.25% 2026 (5)                             C$7,500    5,749     .09
                                                                       ------------------


Federal Agency Obligations - Mortgage
Pass-Throughs (4)- 6.00%
Fannie Mae 6.00%-12.00% 2008-2027                               $89,958  88,168    1.47
Freddie Mac 7.50%-10.00% 2008-2024                                9,207   9,541     .16
Government National Mortgage Assn.                              263,919 261,284    4.37
6.00%-10.50% 2009-2029
                                                                       ------------------
                                                                        358,993    6.00
                                                                       ------------------


Federal Agency Obligations - Other -  1.78%
Fannie Mae 5.25%-6.75% 2009-2028                                 63,000  55,453     .93
Fannie Mae, Series 1997-28, Class C, 7.00% 2027                   5,000   4,753     .08
Freddie Mac 5.125%-6.60% 2004-2009                               50,300  46,078     .77
                                                                       ------------------
                                                                        106,284    1.78
                                                                       ------------------


U.S. Treasury Obligations -  12.94%
5.50% February 2000                                              50,000  50,008     .84
7.125% February 2000                                             20,000  20,056     .34
8.75% August 2000                                                 7,500   7,622     .13
6.125% December 2001                                             50,000  49,890     .83
14.25% February 2002                                              2,000   2,311     .04
6.50% May 2002                                                   85,000  85,411    1.43
3.7721% July 2002 (2)(5)                                        120,000 124,780    2.09
10.75% February 2003                                              7,300   8,171     .14
10.75% May 2003                                                   5,000   5,651     .09
11.125% August 2003                                               1,000   1,146     .02
7.25% May 2004                                                   61,800  63,664    1.06
7.25% August 2004                                                25,000  25,781     .43
6.50% May 2005                                                   60,000  60,019    1.00
7.00% July 2006                                                  50,000  51,211     .86
6.50% October 2006                                               20,000  19,947     .33
3.5697% January 2007 (2)(5)                                       5,000   5,002     .08
3.7601% January 2008 (2)(5)                                      50,000  49,581     .83
10.375% November 2009                                            15,000  17,255     .29
10.00% May 2010                                                   4,500   5,160     .09
10.375% November 2012                                            45,500  55,311     .92
7.25% May 2016                                                   30,000  31,359     .52
7.50% November 2016                                               5,000   5,349     .09
8.875% August 2017                                               24,425  29,520     .49
                                                                       ------------------
                                                                        774,205   12.94
                                                                       ------------------
Total Bonds and Notes (cost: $2,122,973,000)                           2,057,24   34.39
                                                                       ------------------


                                                            Principal   Market Percent
                                                                Amount   Value  of Net
Short-Term Securities                                             (000)   (000) Assets
--------------------------------------------                  -------- ----------------
Corporate Short-Term Notes - 7.88%

AIG Funding, Inc. 5.84% due 1/20/2000                            29,000  28,906     .48
American Express Credit Corp. 5.72%-5.97%                        69,600  69,158    1.16
due 1/24-2/18/2000
Associates Corp. of North America 6.02%                          25,000  24,954     .42
due 1/11/2000
Associates First Capital Corp. 4.00%                              7,490   7,488     .12
due 1/3/2000
AT&T Corp. 5.87% due 2/24/2000                                   16,000  15,854     .27
BellSouth Capital Funding Corp. 5.67%                            48,500  48,121     .80
due 2/16/2000 (1)
Chevron USA Inc. 5.80%-6.16% due 1/12-2/3/2000                   51,000  50,761     .85
Coca-Cola Co. 5.86%-6.04% due 2/4-2/15/2000                      28,000  27,809     .46
Eastman Kodak Co. 5.85% due 2/9/2000                             25,000  24,837     .42
Fortune Brands Inc. 5.85%-5.90% due                              33,000  32,827     .55
1/18-2/10/2000 (1)
General Electric Capital Corp. 5.84%                             21,000  20,811     .35
due 2/23/2000
Pfizer Inc 5.64%-5.80% due 2/2-3/31/2000 (1)                     83,611  82,678    1.38
USAA Capital Corp. 5.72%-5.73% due 1/27/2000                     25,000  24,890     .42
Walt Disney Co. 5.89% due 1/21/2000                              12,300  12,258     .20
                                                                       ------------------
                                                                        471,352    7.88
                                                                       ------------------

Federal Agency Short-Term Obligations - 0.62%

Freddie Mac 5.50%-5.79% due 2/15-6/15/2000                       37,500  36,985     .62
                                                                       ------------------
Total Short-Term Securities (cost:$508,396,000)                         508,337    8.50
                                                                       ------------------
Total Investment Securities (cost:$5,754,741,000)                      5,949,95   99.47
Excess of cash and receivables over payables                             31,499     .53
                                                                       ------------------
NET ASSETS                                                             5,981,44  100.00
                                                                       =================

(1) Purchased in a private placement transaction;
resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) Coupon rate may change periodically.
(3) Step bond; coupon rate will increase at a later date.
(4) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(5) Index-linked bond whose principal amount moves with a government retail price index.

ADR = American Depositary Receipts

See Notes to Financial Statements



American Balanced Fund

Equity securities added to the portfolio since June 30, 1999

American Electric Power
Avon Products
BANK ONE
Bergen Brunswig
Burlington Northern Santa Fe
CSX
Harris
Hitachi
Imperial Chemical Industries
Knight-Ridder
Koninklijke PTT Nederland
Lockheed Martin
National City
Newell Rubbermaid
Pall
Potlatch
Seagram
USX-Marathon Group
USX-U.S. Steel Group
Westvaco
Xerox


Equity securities eliminated from the portfolio since June 30, 1999

Browning-Ferris Industries
Central and South West
Electronic Data Systems
GTE
Louisiana-Pacific
Nissan Motor
Pfizer




American Balanced Fund
Financial Statements
----------------------------------------------          ------------    ------------
Statement of Assets and Liabilities                                      (dollars in
at December 31, 1999                                                      thousands)
----------------------------------------------          ------------    ------------
Assets:
Investment securities at market
 (cost: $5,754,741)                                                       $5,949,950
Cash                                                                             204
Receivables for -
 Sales of investments                                        $    88
 Sales of fund's shares                                       11,431
 Dividends and accrued interest                               35,302          46,821
                                                        ------------    ------------
                                                                           5,996,975
Liabilities:
Payables for -
 Repurchases of fund's shares                                 12,633
 Management services                                           1,461
 Accrued expenses                                              1,432          15,526
                                                        ------------    ------------
Net Assets at December 31, 1999 -
 Equivalent to $14.42 per share on
 414,929,876 shares of $0.001 par value
 capital stock outstanding (authorized
 capital stock--1,500,000,000 shares)                                     $5,981,449
                                                                        ============

Statement of Operations
for the year ended December 31, 1999                                     (dollars in
                                                                          thousands)
----------------------------------------------          ------------    ------------
Investment Income:
Income:
 Dividends                                                  $ 88,998
 Interest                                                    169,975        $258,973
                                                        ------------
Expenses:
 Management services fee                                      17,704
 Distribution expenses                                        15,327
 Transfer agent fee                                            4,994
 Reports to shareholders                                         169
 Registration statement and prospectus                           462
 Postage, stationery and supplies                                990
 Directors' fees                                                 129
 Auditing and legal fees                                          55
 Custodian fee                                                   155
 Taxes other than federal income tax                               2
 Other expenses                                                  133          40,120
                                                        ------------    ------------
 Net investment income                                                       218,853
                                                                        ------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                            506,275
Change in unrealized appreciation on
 investments:
 Beginning of year                                           720,225
 End of year                                                 195,212        (525,013)
                                                        ------------    ------------
 Net realized gain and change in unrealized
  appreciation on investments                                                (18,738)
                                                                        ------------
Net Increase in Net Assets Resulting
 from Operations                                                            $200,115
                                                                        ============
See Notes to Financial Statements


----------------------------------------------       --------------------------------
Statement of Changes in Net Assets

                                                         (dollars in      thousands)
                                                         December 31
                                                                1999            1998
----------------------------------------------       --------------------------------
Operations:
Net investment income                                    $   218,853     $   196,891
Net realized gain on investments                             506,275         455,951
Net change in unrealized appreciation
 on investments                                             (525,013)        (74,388)
                                                     --------------------------------
 Net increase in net assets
  resulting from operations                                  200,115         578,454
                                                     --------------------------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                        (213,797)       (191,659)
Distributions from net realized gain on
 investments                                                (498,598)       (366,100)
                                                     --------------------------------
 Total dividends and distributions                          (712,395)       (557,759)
                                                     --------------------------------

Capital Share Transactions:
Proceeds from shares sold: 98,494,695
 and 87,886,110 shares, respectively                       1,566,708       1,414,201
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 46,488,744 and 34,076,376 shares,
 respectively                                                680,634         531,997
Cost of shares repurchased: 103,300,568
 and 69,903,643 shares, respectively                      (1,635,010)     (1,121,345)
                                                     --------------------------------

 Net increase in net assets resulting from
  capital share transactions                                 612,332         824,853
                                                     --------------------------------

Total Increase in Net Assets                                 100,052         845,548

Net Assets:
Beginning of year                                          5,881,397       5,035,849
                                                     --------------------------------
End of year (including undistributed net
 investment income: $35,458 and $30,440,                  $5,981,449      $5,881,397
 respectively)                                       ================================


See Notes to Financial Statements


                    AMERICAN BALANCED FUND
                 NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - American Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in stocks and fixed-income securities. Effective December 23, 1999, the fund's par value changed from $1 to $0.001.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on securities purchased are amortized daily over the expected life of the security.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2.   FEDERAL INCOME TAXATION

     The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

     As of December 31, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $195,209,000, of which $658,388,000 related to appreciated securities and $463,179,000 related to depreciated securities. During the year ended December 31, 1999, the fund realized, on a tax basis, a net capital gain of $506,313,000 on securities transactions. Net losses related to non-U.S. currency transactions of $38,000 are treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $5,754,741,000 at December 31, 1999.

3.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $17,704,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.42% of the first $500 million of average net assets; 0.324% of such assets in excess of $500 million but not exceeding $1 billion; 0.30% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.282% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.270% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.262% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.255% of such assets exceeding $6.5 billion but not exceeding $10.5 billion; and 0.25% of such assets in excess of $10.5 billion.

     DISTRIBUTION EXPENSES -   Pursuant to a Plan of Distribution, the fund may
expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1999, distribution expenses under the Plan were limited to $15,327,000. Had no limitation been in effect, the fund would have paid $18,666,000 in distribution expenses under the Plan. As of December 31, 1999, accrued and unpaid distribution expenses were $918,000.

     American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $3,548,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,994,000.

     DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $524,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

     The fund made purchases and sales of investment securities, excluding short-term securities, of $2,772,959,000 and $2,590,015,000, respectively, during the year ended December 31, 1999.

     As of December 31, 1999, there were no accumulated undistributed net realized gains on investments and additional paid-in capital was $5,750,364,000. The fund reclassified $38,000 and $86,329,000 from undistributed net investment income and undistributed net realized gains, respectively, to additional paid-in capital for the year ended December 31, 1999 as a result of permanent differences between book and tax.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $155,000 includes $62,000 that was paid by these credits rather than in cash.


Per-Share Data and Ratios
                                                           Year Ended  December 31
                                                      1999        1998       1997       1996     1995

Net Asset Value, Beginning of Year                  $15.76      $15.68     $14.55     $14.15   $12.00
                                               ---------------------------------- ---------- ---------
 Income From Investment Operations:
  Net investment income                                .56         .56        .58        .57      .57
  Net gains or losses on securities (both
   realized and unrealized)                           (.04)       1.13       2.41       1.24     2.61
                                               ---------------------------------- ---------- ---------
   Total from investment operations                    .52        1.69       2.99       1.81     3.18
                                               ----------- -----------  --------- --------------------
 Less Distributions:
  Dividends (from net investment income)              (.56)       (.56)      (.56)      (.56)    (.56)
  Distributions (from capital gains)                 (1.30)      (1.05)     (1.30)      (.85)    (.47)
                                               ----------- -----------  --------- --------------------
   Total distributions                               (1.86)      (1.61)     (1.86)     (1.41)   (1.03)
                                               ----------- -----------  --------- ---------- ---------
Net Asset Value, End of Year                        $14.42      $15.76     $15.68     $14.55   $14.15
                                                ==========  ==========   ========   ========  =======

Total Return (1)                                      3.47%      11.13%     21.04%     13.17%   27.13%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)              $5,981      $5,881     $5,036     $3,941   $3,048
 Ratio of expenses to average net assets               .66%        .63%       .65%       .67%     .67%
 Ratio of net income to average net assets            3.59%       3.57%      3.74%      4.01%    4.38%
 Portfolio turnover rate                             48.47%      54.05%     44.01%     43.85%   39.03%



(1)  Excludes maximum sales charge of 5.75%.


Independent Auditors' Report
To the Board of Directors and Shareholders of American Balanced Fund, Inc.:

  We have audited the accompanying statement of assets and liabilities of American Balanced Fund, Inc. (the "fund"), including the investment portfolio, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California

January 28, 2000


                     AMERICAN BALANCED FUND

TAX INFORMATION (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                                Dividends and Distributions per Share



To Shareholders           Payment Date             From Net              From Net          From Net
of Record                                          Investment            Realized          Realized Long-
                                                   Income                Short-term        term Gains
                                                                         Gains



February 19,1999         February 22, 1999        $0.14                 -                 $0.191

May 21, 1999             May 24, 1999             0.14                  -                 -

August 13, 1999          August 16, 1999          0.14                  -                 -

December 13, 1999        December 14, 1999        0.14                  -                 1.110




The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 35% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 16% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

RESULTS OF SHAREHOLDER MEETING (UNAUDITED) - HELD DECEMBER 1, 1999
Shares Outstanding on (record date)     390,133,741
September 15, 1999
Shares Voting on December 1, 1999       245,517,076  (62.9%)
PROPOSAL 1: ELECTION OF DIRECTORS

                                                 Percent of                        Percent of

                              Votes              Shares            Votes           Shares

Director                      For                Voting For        Withheld        Withheld



Robert A. Fox                 241,644,988        98%               3,872,088       2%

Roberta L. Hazard             241,578,197        98                3,938,879       2

Leonade D. Jones              241,612,639        98                3,904,437       2

John G. McDonald              241,649,424        98                3,867,652       2

Robert G. O'Donnell           241,756,369        98                3,760,707       2

James K. Peterson             241,779,291        98                3,737,785       2

James W. Ratzlaff             241,685,802        98                3,831,274       2

Henry E. Riggs                241,739,906        98                3,777,170       2

Walter P. Stern               241,679,417        98                3,837,659       2

Patricia K. Woolf             241,512,490        98                4,004,586       2




PROPOSAL 2: AMENDMENT TO ARTICLES OF INCORPORATION REDUCING THE PAR VALUE PER SHARE OF CAPITAL STOCK

                 Percent of                        Percent of                           Percent of

Votes            Shares            Votes           Shares Voting                        Shares

For              Voting For        Against         Against             Abstentions      Abstaining



225,910,644      92%               8,720,100       4%                  10,886,332       4%




PROPOSAL 3: ELIMINATE OR REVISE CERTAIN OF THE FUND'S INVESTMENT RESTRICTIONS

                                   Percent of                       Percent of                       Percent of

                  Votes            Shares           Votes           Shares Voting                    Shares

                  For              Voting For       Against         Against         Abstentions      Abstaining



3A Borrowing      170,018,288      69%              12,028,055      5%              11,981,782       5%

(Broker non-votes = 51,488,952)




3B Joint Trading

Account           171,361,987      70               10,688,632      4               11,977,504       5

(Broker non-votes = 51,488,952)




3C Securities

Transactions

with              171,660,013      70               10,126,728      4               12,241,383       5
Affiliates

(Broker non-votes = 51,488,952)




3D                170,731,715      69               11,088,101      5               12,208,308       5
Affiliated
Ownership

(Broker non-votes = 51,488,952)




3E Purchasing Securities

of Other Investment

Companies         170,780,646      70               10,653,936      4               12,593,542       5

(Broker non-votes = 51,488,952)




Proposal 4: Ratification of Auditors


                                   Percent of                       Percent of                       Percent of

                  Votes            Shares           Votes           Shares Voting                    Shares

                  For              Voting For       Against         Against         Abstentions      Abstaining



                  235,430,485      96%              2,318,281       1%              7,768,310        3%


BOARD OF DIRECTORS

ROBERT A. FOX, Livingston, California
President and Chief Executive Officer,
Foster Farms Inc.

ROBERTA L. HAZARD, McLean, Virginia
Consultant; Rear Admiral, U.S. Navy (retired)

LEONADE D. JONES, Burlingame, California
Management consultant; former Treasurer,
The Washington Post Company

JOHN G. MCDONALD, Stanford, California
The IBJ Professor of Finance,
Graduate School of Business, Stanford University

ROBERT G. O'DONNELL, San Francisco, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

JAMES K. PETERSON,* Tucson, Arizona
Managing Director, Oak Glen Consultancy, LLC;
former Director of Investment Management,
IBM Retirement Fund, IBM Corporation

JAMES W. RATZLAFF, San Francisco, California
Senior Partner, The Capital Group Partners L.P.

HENRY E. RIGGS, Claremont, California
President, Keck Graduate Institute
of Applied Life Sciences
WALTER P. STERN, New York, New York
Chairman of the Board of the fund
Vice Chairman of the Board,
Capital Group International, Inc.

PATRICIA K. WOOLF, PH.D., Princeton, New Jersey
Private investor; corporate director;
lecturer, Department of Molecular Biology,
Princeton University
*Effective December 1, 1999

OTHER OFFICERS

ABNER D. GOLDSTINE, Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR., Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and Management Company

HILDA L. APPLBAUM, San Francisco, California
Vice President of the fund
Vice President, Capital Research Company

J. DALE HARVEY, Los Angeles, California
Vice President of the fund
Vice President and Director,
Capital Research Company

ERIC S. RICHTER, Washington, D.C.
Vice President of the fund
Senior Vice President and Director,
Capital Research Company

PATRICK F. QUAN, San Francisco, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR., Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

R. MARCIA GOULD, Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

[The American Funds Group(r)

OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90071-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of American Balanced Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

Printed on recycled paper
Litho in USA SG/CG/4476
Lit. No. AMBAL-011-0200
[Begin Line Chart]